GILMER FINANCIAL SERVICES, INC.



                                                              September 29, 1998




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Gilmer Financial Services, Inc., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 4:00 p.m. on October 22, 1998 at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Gilmer Financial Services, Inc.'s 1998 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors to the Board and ratify the appointment of Henry & Peters, P.C. as auditors for the Company for the fiscal year ending June 30, 1999. Your Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Gilmer Financial Services, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                         Sincerely,




                                         Gary P. Cooper
                                         President and Chief Executive Officer

                         GILMER FINANCIAL SERVICES, INC.
                              218 West Cass Street
                               Gilmer, Texas 75644
                                 (903) 843-5525

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 22, 1998


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Gilmer Financial Services, Inc. (the "Company") will be held at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas at 4:00 p.m., Gilmer, Texas time, on October 22, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company;

         2. The ratification of the appointment of Henry & Peters, P.C. as the auditors of the Company for the fiscal year ending June 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS




                                      Gary P. Cooper
                                      President and Chief Executive Officer


Gilmer, Texas
September 29, 1998



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         Gilmer Financial Services, Inc.
                              218 West Cass Street
                               Gilmer, Texas 75644
                                 (903) 843-5525


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 22, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Gilmer Financial Services, Inc. (the "Company"), the parent company of Gilmer Savings Bank FSB ("Gilmer Savings" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas on October 22, 1998, at 4:00 p.m., Gilmer, Texas time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 29, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of Henry & Peters, P.C. as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The ratification of the appointment of Henry & Peters, P.C. as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Gilmer Financial Services, Inc., 218 West Cass Street, Gilmer, Texas 75644.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 15, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 191,258 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.

                                                          Shares
                                                       Beneficially   Percent
                       Beneficial Owner                    Owned      of Class
                       ----------------                    -----      --------
Gilmer Savings Bank FSB Employee Stock Ownership Plan     15,660(1)     8.19%
218 West Cass Street
Gilmer, Texas  75644

M. Vance Gorman, Chairman of the Board                    10,821        5.66
 of the Company and the Bank

Gary P. Cooper, President and Chief Executive Officer     13,730        7.18
 of the Company and the Bank

Steven W. Sansom, Director                                12,521        6.55
 of the Company and the Bank

Tedd R. Austin, Director                                  10,821        5.66
 of the Company and the Bank

Lance S. Gad(2)                                           10,000        5.23
1250 Fence Row Drive
Fairfield, Connecticut  06430

Ross L. Haberman(3)                                       11,500        6.01
120 Broadway, 7th Floor
New York, New York 10271

Tommy Smith                                               10,000        5.23
P.O. Box 1304
Gilmer, Texas   75644

Estate of F.L. Garrison                                   11,369        5.94
Gilmer, Texas   75644

Directors and executive officers of the Company           70,491(5)    36.86
 and the Bank, as a group (9 persons)
------------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 6,470 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) The above information regarding beneficial ownership by Lance S. Gad is as reported by him in a statement dated February 23, 1995 on Schedule 13D under the Securities Exchange Act of 1934. Mr. Gad reported sole voting and dispositive power of 10,000 shares.

(3) The above information regarding beneficial ownership by Ross Haberman is as reported by him in a statement dated June 25, 1997 on Schedule 13D under the Securities Exchange Act of 1934. Mr. Haberman reported sole voting and dispositive power of 11,500 shares.

(4) Amount includes shares held directly, as well as an aggregate of 1,761 shares which such directors and officers have the right to acquire pursuant to options granted under the Company's 1995 Stock Option and Incentive Plan ("Stock Option Plan") which will vest within 60 days of September 15, 1998, an aggregate of 704 shares of restricted stock which have been awarded to individual officers and directors under the Company's Recognition and Retention Plan ("RRP") which will vest within 60 days, 4,056 shares allocated under the Company's ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Excludes an aggregate of 3,522 shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996 and an aggregate of 2,368 shares which have been awarded to directors and officers under the Company's RRP, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                             Shares of
                                                                                              Common
                                                                                               Stock
                                                                                     Term   Beneficially  Percent
                                                                        Director      to      Owned at       of
          Name             Age          Position(s) Held in the Company  Since(1)   Expire   9/15/98(2)    Class
------------------------   ---   -------------------------------------- ---------  --------  ----------   ------
                                                     NOMINEES
Royce L. Hudgins            77   Director                                  1950      2001      3,321       1.74
Donald G. Bethard           53   Director                                  1998      2001      7,500       3.92

                                          DIRECTORS CONTINUING IN OFFICE
M. Vance Gorman             77   Chairman of the Board                     1973      1999     10,821       5.66
Paul D. Williams            52   Director                                  1986      1999      8,821       4.61
Gary P. Cooper              45   President and Chief Executive Officer     1985      2000     13,730       7.18
                                 and Director
Tedd R. Austin              64   Director                                  1987      2000     10,821       5.66
Steven W. Sansom            48   Director                                  1991      2000     12,521       6.55


(1)      Includes service as a director of the Bank.

(2) Includes shares held directly, as well as shares subject to options granted under the Company's Stock Option Plan which will vest within 60 days, shares of restricted stock which have been awarded under the Company's RRP which will vest within 60 days, shares allocated under the Company's ESOP, shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and investment power. Excludes shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996 and shares which have been awarded to directors and officers under the Company's RRP, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Royce L. Hudgins. Mr. Hudgins is the owner of a retail store specializing in the retail sale of men and women's clothing located in Gilmer, Texas.

         M. Vance Gorman. Mr. Gorman is the Chairman of the Board of the Company, a position he has held since its formation in September of 1994. Prior to his retirement in 1984, Mr. Gorman served as Manager and Executive Vice President of the Bank beginning in 1971.

         Paul D. Williams. Mr. Williams is currently employed as Vice President with Gilmer Lumber Company, Inc., a family lumber business, a position he has held since 1975.

         Gary P. Cooper. Mr. Cooper is currently serving as President of the Company and the Bank, positions he has held since September 1994 and 1985, respectively. Prior to joining the Bank as Manager in 1985, Mr. Cooper served as a Vice President - Loan Officer at Interfirst Bank of Irving. Mr. Cooper began his career in 1975 at Citizens First National Bank of Tyler and subsequently moved to East Texas Savings & Loan of Tyler where he was promoted to Manager of the South Tyler branch prior to joining Interfirst Bank of Irving.

         Tedd R. Austin. Mr. Austin currently works in the automotive field and is associated with his family business; which includes a used car dealership and an automobile repair business.

         Steven W. Sansom. Mr. Sansom is the part owner of four funeral homes, two located in Gilmer, Texas and two in Gladewater, Texas.

         Donald G. Bethard. Mr. Bethard is part-owner of three pharmacies, one located in Gilmer, Texas, one located in Longview, Texas, and one in Hughes Springs, Texas. Mr. Bethard is also a part-owner in MedShop Total Care.

Board of Directors' Meetings and Committees

         Board and Semi-Annual Committee Meetings of the Company. Meetings of the Corporation's Board of Directors are held on a semi-annual basis. The Board of Directors met three times during the fiscal year ended June 30, 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board Meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors are not paid for Board or Committee meetings attended.

         The  Board  of  Directors  of  the  Company  has  standing   Audit  and
Compensation Committees.

         The Audit Committee recommends independent auditors to the Board and reviews the results of the auditors' services. The members of the Audit Committee are Directors Austin, Williams and Gorman. In fiscal 1998, this committee did not meet.

         The Compensation Committee is composed of Directors Austin and Sansom. The Compensation Committee is responsible for administering the Corporation's 1995 Stock Option Plan and Recognition and Retention Plan. The Compensation Committee met one time in fiscal 1998.

         Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors of the Bank held 12 meetings during the year ended June 30, 1998. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

         The Board of Directors of the Bank has standing Executive and Loan, and Audit Committees.

         The Executive and Loan Committee generally acts in lieu of the full Board of Directors between board meetings and ratifies all loans made by the Bank. This committee is comprised of President Cooper and Directors Austin and Sansom. This committee generally meets on an as needed basis and met 14 times during fiscal 1998.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside audits. In addition, the Audit Committee reviews the reports of the Bank's independent auditors and regulators and makes recommendations to the Board of Directors. This committee is comprised of Directors Austin, Williams and Gorman. The Audit Committee is scheduled to meet on an as needed basis and met once during fiscal 1998.

         During fiscal 1998, the entire Executive Committee of the Bank functioned as a compensation committee. Mr. Cooper, who is the President of the Bank, did not participate in any deliberations regarding his compensation.

Director Compensation

         The Directors of the Company are not paid for their service in such capacity. Directors of the Bank are currently paid fees of $750 per month. Directors of the Bank also receive $100 per month for service on the Board's Executive Committee.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer.

                                           Summary Compensation Table
------------------------------------------------------------------------------------------------------------
                                                                              Long-Term
                        Annual Compensation                              Compensation Awards
-----------------------------------------------------------------   ---------------------------
                                                                      Restricted                 All Other
                                     Fiscal    Salary(1)    Bonus        Stock       Options/  Compensation
    Name and Principal Position       Year        ($)        ($)       Award ($)     SARs (#)      ($)(4)
    ---------------------------       ----        ---        ---       ---------     --------      ------
Gary P. Cooper, President and         1998     $89,650    $17,384    $       --      $     --      $6,488
Chief Executive Officer               1997      87,675     16,950            --            --       6,516
                                      1996      79,650     13,320     21,527(2)      4,893(3)       5,749
============================================================================================================

(1) Includes $10,700, $10,950 and $10,950 in board fees paid in fiscal 1998, 1997 and 1996, respectively.

(2) Represents the dollar value, as of June 30, 1996, of 1,957 shares of the Company's Common Stock awarded to Mr. Cooper, pursuant to the Company's RRP, based on the last trade sales price of $11.00 per share of the Company's Common Stock as reported on the National Daily Quotation Service or the "pink sheets" by the National Quotation Bureau as of June 30, 1996. The shares of restricted stock vest in equal annual installments over a five year period commencing in October 1996.

(3) Represents an option to purchase shares of Common Stock awarded under the Company's 1995 Stock Option and Incentive Plan. The options vest in equal annual installments over a five year period commencing in October 1996.

(4) Includes $5,352, $5,231 and $4,464 for contribution under the Bank's Profit Sharing Plan for fiscal 1998, 1997 and 1996, respectively and $1,136, $1,285 and $1,285 for insurance premiums paid by the Company with respect to a term life insurance policy for Mr. Cooper's benefit for fiscal 1998, 1997 and 1996, respectively.

         No stock options or stock appreciation rights ("SAR's") were granted during fiscal 1998.

         The following table provides information as to stock options exercised by the Company's Chief Executive Officer at June 30, 1998 and the value of in-the-money options held by the Company's Chief Executive Officer.

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                       OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of                             Value of
                             Shares                            Securities Underlying                     Unexercised
                            Acquired       Value                    Unexercised                          In-the-Money
                          on Exercise     Realized                Options/SARs at                      Options/SARs at
          Name                (#)           ($)                    FY-End (#)(1)                        FY-End ($)(2)
                                                         Exercisable        Unexercisable        Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
Gary P. Cooper                ---           --              2,936               1,957               $19,818         $13,210

================================================================================================================================

----------------

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the last trade sales price of $17.25 per share of the Company's Common Stock as reported on the National Daily Quotation Service or the "pink sheets" by the National Quotation Bureau as of June 30, 1998.

Employment Agreement

         The Bank has entered into an employment agreement with President Cooper. The employment agreement is designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. This agreement has been approved by the Office of Thrift Supervision ("OTS"). The employment agreement provides for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement at the sole discretion of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for continued health benefits for the remaining term of the agreement and payment to the employee of 299% of the employee's base amount of compensation in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction in order to avoid certain adverse tax consequences. For the purposes of the employment agreement, a "change in control" is defined as including any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Cooper's employment had been terminated as of June 30, 1998, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $302,899.

Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences. All such loans to directors and executive officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility.

At June 30, 1998, the Bank's loans to directors, executive officers, employees and members of their immediate families totaled $798,000, which was 21.0% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the year ended June 30, 1998. All loans to directors and officers were performing in accordance with their terms at June 30, 1998.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Henry & Peters, P.C., independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1999. Representatives of Henry & Peters, P.C. are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HENRY & PETERS, P.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 218 West Cass Street, Gilmer, Texas 75677, no later than June 1, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's office located at 218 West Cass Street, Gilmer, Texas 75677 by September 23, 1999; provided, however, that in the event that less than 40 days' notice of the date of the meeting is given, such proposal must be received by the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.




Gilmer, Texas
September 29, 1998

                         GILMER FINANCIAL SERVICES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 22, 1998


      The undersigned hereby appoints the Board of Directors of Gilmer Financial Services, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas on October 22, 1998 at 4:00 p.m. and at any and all adjournments and postponements thereof.


1. The election as director of the nominees listed below:

      ROYCE L. HUDGINS             /_/ FOR                    /_/ VOTE WITHHELD

      DONALD G. BETHARD            /_/ FOR                    /_/ VOTE WITHHELD


2. The ratification of the appointment of Henry & Peters, P.C. as auditors for the Company for the fiscal year ending June 30, 1999.

              /_/ FOR              /_/ AGAINST                /_/ ABSTAIN


      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED,  BUT  IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               The Board of Directors recommends a vote "FOR" the
                    proposal and the election of the nominees
                                  listed above.


                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.





Dated:_____________________________, 1998            ___________________________
                                                     Signature of Stockholder

                                                     Please sign exactly as your
                                                     name(s)  appear(s)  to  the
                                                     left.   When   signing   as
                                                     attorney,         executor,
                                                     administrator,  trustee  or
                                                     guardian,  please give your
                                                     full  title.  If shares are
                                                     held  jointly,  each holder
                                                     should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE